UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 11, 2007


                            PRO-PHARMACEUTICALS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Nevada                     000-32877                    04-3562325
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission                 (IRS Employer
      of incorporation)             File Number)             Identification No.)

 7 Wells Avenue, Newton, Massachusetts                              02459
(Address of principal executive offices)                          (Zip Code)

       Registrant's telephone number, including area code: (617) 559-0033


                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On April 11, 2007, Pro-Pharmaceuticals, Inc. issued a news release announcing that the U.S. Food & Drug Administration (FDA) responded, in a letter, to questions from the Company to discuss the submission of a New Drug Application
(NDA) for DAVANAT(R) to be used as a functional excipient to be co-administered with 5-Fluorouracil (5-FU) to treat cancer patients.

The FDA recommended that the Company provide the chemistry, manufacturing and controls (CMC) information necessary to support an NDA submission. A copy of Pro-Pharmaceuticals news release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(c)  Exhibits

99.1 News release of Pro-Pharmaceuticals, Inc. dated April 11, 2007.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                   PRO-PHARMACEUTICALS, INC.


                                                   By: /s/ David Platt
                                                       -------------------------
                                                       David Platt
                                                       Chief Executive Officer

Date: April 11, 2007